FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 22, 2025

ZIVO BIOSCIENCE, INC.
(Exact name of Registrant as Specified in Its Charter)

Nevada	000-30415	87-0699977
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2125 Butterfield Road, Suite 100, Troy, Michigan	48084
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (248) 452-9866

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ZIVO	OTCQB
Warrants to purchase shares of Common Stock, par value $0.001 per share	ZIVOW	OTC Pink Sheets

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

Since the filing of our last Form 10-Q with the Securities and Exchange Commission (the “SEC”) on November 14, 2024, until January 22, 2025, Zivo Bioscience, Inc. (the “Company”) issued an aggregate of 191,698 shares of the Company’s common stock, par value $0.001, in transactions not involving a public offering. Of the total shares issued, 75,000 shares were sold to one accredited investor at a price of $20.19 per share, resulting in gross proceeds to the Company of just over $1.5 million. Further, an aggregate of 38,478 shares were granted as restricted stock to non-employee members of the board of directors of the Company pursuant to the 2024 Equity Incentive Plan for Non-Employee Directors.

Lastly, as previously disclosed in a Form 8-K filed with the SEC on January 15, 2025, the Company agreed to issue shares to certain investors in exchange for cancellation of certain License and Co-Development Participation Agreements and the related revenue-sharing arrangement with the investors (the “Exchange Program”). As of the date hereof, the Company has issued an aggregate of 78,320 shares to the investors under this Exchange Program.

No general solicitation was made, and no underwriting discounts were given or paid in connection with this transaction. The shares of common stock issued in the foregoing transactions were not registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and were issued to “accredited investors” in reliance on an exemption from registration afforded by Section 4(a)(2) and Regulation D (Rule 506) of the Securities Act and corresponding provisions of state securities laws, which exempts transactions by an issuer not involving any public offering. As of January 20, 2025, the Company has 3,738,033 shares of common stock outstanding.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ZIVO BIOSCIENCE, INC.

By:	/s/ Keith Marchiando
Keith Marchiando
Chief Financial Officer

Date: January 27, 2025

3